SEPTEMBER 30, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin New York Tax-Free Trust

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Franklin New York Intermediate-Term Tax-Free Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New York Intermediate-Term

Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders’ capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated, at the time of purchase, in one of the top four rating categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

4 | Annual Report

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.96 on September 30, 2012, to $11.41 on September 30, 2013. The Fund’s Class A shares paid dividends totaling 31.66 cents per share for the same period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.75% based on an annualization of the 2.67 cent per share September dividend and the maximum offering price of $11.67 on September 30, 2013. An investor in the 2013 maximum combined effective federal and New York state and City personal income tax bracket of 50.78% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates early in the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Annual Report | 5

State Update

New York’s economy strengthened during the 12 months under review amid higher levels of construction activity and sales tax revenues as well as an improving unemployment rate. Building activity was particularly higher in New York City, driven by increases in residential building starts and project values. Personal income taxes notably contributed to robust revenue collections, as the state’s unemployment rate fell consistently during the period, declining from 8.6% in September 2012 to 7.6% as of August 2013, the latest month for which data was available.3 Although the state’s job growth rate trailed the national average during the period, in August New York’s private sector jobs reached a record level.

Based on New York’s improved financial position and progress in governance issues, independent credit rating agency Moody’s Investors Service raised the state’s outlook from stable to positive near period-end.4 Moody’s also cited healthier budgetary balance and liquidity levels in making its upgrade. New York’s state budget was adopted on time for the third consecutive year, indicative of stronger governance, in contrast to its history of delayed budgets. New York reduced its projected budget gap by adopting recurring, as opposed to one-time, actions. New York’s general fund monthly cash balance climbed significantly during the past two years, allowing the state to avoid deferring school aid payments or tax refunds, or borrowing from its short-term investment pool.

New York’s net tax-supported debt was 6.3% of personal income and $3,174 per capita, compared with the 2.8% and $1,074 national medians.5 Although the state’s debt levels ranked among the nation’s highest, they were in line with other northeastern states, and New York had a below-average employee unfunded liability burden. Seeking to stem pension costs, the state adopted pension reforms that included boosting employee contributions, raising the retirement age and increasing the number of years used to calculate the final average salary. In affirming its Aa2 rating for New York, Moody’s noted the state’s broad and wealthy economy, highly educated work force, well-funded pension system, recent improvement in governance and structurally balanced budget solutions.4

3. Source: Bureau of Labor Statistics.

4. This does not indicate Moody’s rating of the Fund.

5. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.

6 | Annual Report

Municipal Bond Market Overview

For the 12-month period ended September 30, 2013, the municipal bond market declined in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, had a -2.21% total return for the 12-month period after a 5.06% drop from June through August.6 In comparison, the Barclays U.S. Treasury Index had a 12-month return of -2.09%.6

The municipal bond market faced short-term challenges during the reporting period. After the November elections, discussions about ways to achieve deficit reduction included possibly changing municipal bonds’ tax-exempt status. Investor nervousness about such changes prompted outflows from municipal bond mutual funds in December that reached the highest weekly level since January 2011, according to Lipper Inc. Municipal bond prices fell and their yields rose near the end of 2012. Late on January 1, 2013, Congress agreed to raise income taxes on the wealthiest Americans and defer some federal spending cuts. The bill did not include changes to municipal bonds’ tax-exempt status, although some changes were being considered in ongoing budget deficit reduction discussions.

Federal Reserve Board (Fed) Chairman Ben Bernanke testified before the Senate Banking Committee in February 2013 and reaffirmed the Fed’s commitment to keeping interest rates low. One of the Fed’s tools used to maintain low rates is the purchase of government and governmental agency debt in the secondary market. The Fed indicated it would maintain its bond-buying strategy “until the outlook for the labor markets has improved substantially,” which generally supported demand for municipal bonds. In May, however, the Fed chairman spoke to Congress and said that the Fed could begin tapering its bond buying in the coming months. As a result of his comments, interest rates rose rapidly and the municipal bond and Treasury markets dramatically lost value. Fears of declining bond prices were heightened when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets,

6. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report | 7

but the yield difference was more pronounced for municipal bonds. Because bond yields move in the opposite direction from prices, the yield changes led to two significant developments during the period — municipal bonds under-performed Treasury bonds and longer term municipal bonds fared worse than shorter term municipal bonds. Longer term municipal bonds experienced double the loss of the Barclays Municipal Bond Index. In September, the Fed decided not to begin tapering and said it would maintain the current level of bond purchases and wait for more evidence of sustained economic growth. As a result, the municipal bond market posted positive returns for the month.

The changes in municipal bond yields were noteworthy when weighed against the volume of newly issued municipal bonds. Thus far, 2013 is on pace to be the third consecutive year in which more municipal bonds are redeemed than newly issued. Despite the contraction to the overall size of the municipal bond market, investors drove yields upward, especially for bonds with longer maturities.

Declining municipal bond prices during the period under review were not solely attributable to a general increase in interest rates. Several headline stories shook investor confidence in the municipal bond asset class during the reporting period. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s (S&P), Moody’s and Fitch Ratings lowered Puerto Rico general obligation debt to one step above non-investment grade (junk status). The City of Chicago suffered a three-notch downgrade by Moody’s. In addition to specific credit rating stories, reports from rating agencies and research organizations cited underfunded pension liabilities among several states and large municipalities that could affect their fiscal stability. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception. Bonds issued by Detroit or closely related issuers sold off sharply, but Michigan bonds included in the Barclay’s Municipal Bond Index performed in line with the index. Unlike Detroit, Illinois and Puerto Rico issues sold off more broadly and underperformed the index. For the Fund, exposure to Puerto Rico debt was a source of drag on performance during the reporting period.

As of September 30, 2013, municipal bond yields exceeded those of comparable maturity Treasury bonds and many other high-quality bonds. Their tax-exempt nature and historically low default rate enhanced municipal bonds’ relative value.

8 | Annual Report

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay fully invested to help maximize income distribution.

Manager’s Discussion

Consistent with our strategy, we typically look to remain fully invested in a portfolio that maintains an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. During the reporting period, some Puerto Rico issuers experienced downgrades from S&P, Moody’s and Fitch Ratings that contributed to the underperformance of Puerto Rico bonds held in the Fund. Puerto Rico’s municipal bond market is widely traded because of its dual tax-exemption advantages. By period-end, the Puerto Rico bond market was experiencing a marked decline in prices worsened by negative publicity about the island’s fiscal situation.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 9/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 9/30/13.
4. Taxable equivalent distribution rate and yield assume the published rates as of 6/24/13 for the maximum combined effective federal and New York state and City personal income tax rate of 50.78%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
5. The 30-day standardized yield for the 30 days ended 9/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.81% and +5.55%.
8. Source: © 2013 Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal
Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period December 1, 2008 (effective date) to September 30, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2013

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.3%		
New York 92.4%		
Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A, 5.75%, 11/15/22	$ 4,090,000	$ 4,387,875
Brookhaven GO, Suffolk County, Public Improvement, Series B, 3.00%,		
1/15/27	3,290,000	3,016,963
1/15/28	4,420,000	3,961,469
1/15/29	4,535,000	3,967,626
East Meadow Union Free School District GO, Refunding, 5.00%, 8/15/20	1,400,000	1,655,374
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Series A,		
5.00%, 5/01/20	8,345,000	9,546,179
5.25%, 5/01/24	16,520,000	18,596,234
Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17	1,935,000	2,218,981
Harrison GO, Westchester County, Public Improvement, Refunding,		
3.00%, 12/15/18	1,020,000	1,079,966
4.00%, 12/15/20	1,110,000	1,228,304
Islip Union Free School District GO, Suffolk County, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/18	2,215,000	2,355,852
Long Island Power Authority Electric System Revenue, General, Refunding,		
Series A, NATL RE, FGIC Insured, 5.00%, 12/01/19	5,000,000	5,382,650
Series B, 5.00%, 9/01/26	5,000,000	5,321,400
Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Student Housing Project, Series A, CIFG Insured, 5.00%, 6/01/15	365,000	382,794
Monroe County GO, Public Improvement, Series A, Assured Guaranty,		
4.50%, 6/01/20	2,855,000	3,054,850
4.75%, 6/01/23	2,860,000	3,020,961
Monroe County IDA School Facility Revenue, Rochester Schools Modernization Project, 5.00%, 5/01/26	5,000,000	5,549,850
Monroe County IDC Revenue, University of Rochester Project, Refunding, Series A, 5.00%,		
7/01/25	5,445,000	6,157,369
7/01/27	6,220,000	6,838,703
MTA Revenue, Transportation,		
Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	10,408,876
Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	11,765,800
Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	13,175,212
MTA Service Contract Revenue, Refunding, Series A,		
5.50%, 7/01/15	5,000,000	5,441,900
5.75%, 7/01/18	1,310,000	1,556,738
Nassau County GO,		
General Improvement, Series A, AGMC Insured, 4.25%, 4/01/26	10,540,000	10,791,484
General Improvement, Series C, 4.00%, 10/01/24	6,200,000	6,371,430
Series A, 4.25%, 12/01/23	5,615,000	5,919,558
Series B, 4.25%, 12/01/23	5,925,000	6,246,372
Series C, AGMC Insured, 5.00%, 7/01/17	4,000,000	4,500,040
Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Series H, AMBAC Insured, Pre-Refunded, 5.25%, 11/15/17	1,500,000	1,585,500

Annual Report | 19

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2013 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York City GO,		
Fiscal 2004, Refunding, Series G, 5.00%, 8/01/14	$ 200,000	$ 207,970
Fiscal 2006, Series C, NATL Insured, 5.00%, 8/01/16	500,000	540,405
Fiscal 2006, Series G, 5.00%, 8/01/15	325,000	352,385
Fiscal 2008, Refunding, Series A, Sub Series A-1, 5.00%, 8/01/17	500,000	572,280
Fiscal 2008, Series E, 5.00%, 8/01/19	3,000,000	3,390,300
Fiscal 2008, Series L, Sub Series L-1, 5.00%, 4/01/23	10,000,000	11,173,800
Fiscal 2012, Series D, Sub Series D-1, 5.00%, 10/01/24	5,000,000	5,668,100
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	2,950,584
New York City Health and Hospitals Corp. Revenue, Health System, Series A, 5.00%, 2/15/18	8,000,000	9,146,240
New York City IDA Civic Facility Revenue,		
Institute of International Education Inc. Project, 5.125%, 9/01/16	1,460,000	1,464,847
USTA National Tennis Center Inc. Project, Series A, AGMC Insured, 5.00%, 11/15/19	1,000,000	1,001,960
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn., 3/01/21	10,150,000	7,684,666
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Refunding, Series EE, 5.00%,		
6/15/28	8,000,000	8,798,400
6/15/29	10,000,000	10,935,600
New York City Transitional Finance Authority Building Aid Revenue,		
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/18	550,000	615,005
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	13,411,959
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,155,650
Fiscal 2012, Series S-1, Sub Series S-1A, 5.00%, 7/15/26	9,020,000	9,973,234
New York City Transitional Finance Authority Revenue, Future Tax Secured,		
New York City Recovery, Sub Series 13, 5.00%, 11/01/22	6,800,000	8,075,680
Subordinate, Refunding, Series B, 5.00%, 11/01/22	110,000	123,320
Subordinate, Refunding, Series B, 5.00%, 11/01/23	6,340,000	7,065,486
Subordinate, Refunding, Series E, 4.50%, 11/01/19	10,000,000	11,485,600
Subordinate, Series A, Sub Series A-1, 5.00%, 5/01/22	10,000,000	11,524,400
Subordinate, Series B, Pre-Refunded, 5.00%, 11/01/22	50,000	57,373
Subordinate, Series B, Pre-Refunded, 5.00%, 11/01/23	3,095,000	3,551,389
Subordinate, Series E, Sub Series E-1, 5.00%, 2/01/23	5,000,000	5,836,100
New York City Trust for Cultural Resources Revenue,		
Museum of Modern Art, Refunding, Series One-A, 5.00%, 10/01/17	5,000,000	5,760,000
Whitney Museum of American Art, 5.00%, 7/01/21	8,000,000	9,163,360
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/20	5,775,000	6,134,667
New York State Dormitory Authority Lease Revenue,		
Master Boces Program, Delaware Chenango Madison Otsego Board of Cooperative Educational Services Issue, XLCA Insured, 5.00%, 8/15/21	5,340,000	5,857,927
Master Boces Program, The Sole Supervisory District of Madison and Oneida Counties Issue, AGMC Insured, 5.25%, 8/15/19	1,000,000	1,002,580
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/26	8,000,000	8,961,520

20 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2013 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenue, Department of Health, Refunding, 5.25%,		
7/01/16	$ 500,000	$ 517,165
7/01/17	5,000,000	5,163,600
New York State Dormitory Authority Revenues,		
Department of Health, Refunding, 5.00%, 7/01/19	3,740,000	3,844,383
Department of Health, Refunding, Sub Series 2, NATL RE, FGIC Insured, 5.00%, 7/01/18	5,000,000	5,151,300
Hospital Insured Mortgage, Series A, AGMC Insured, 5.25%, 8/15/15	4,320,000	4,502,218
Insured Mortgage Hospital, Maimonides Medical Center, NATL Insured, Pre-Refunded, 5.00%, 8/01/17	1,720,000	1,787,665
Insured Mortgage Hospital, Maimonides Medical Center, NATL Insured, Pre-Refunded, 5.00%, 8/01/19	1,895,000	1,969,549
Insured Mortgage Hospital, Montefiore Medical Center, NATL RE, FGIC Insured, 5.00%, 2/01/18	2,975,000	3,088,883
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	8,125,000	9,874,394
Municipal Health Facilities Improvement Program, Lease, New York City Issue, Series 1, 4.00%, 1/15/21	13,510,000	14,502,174
New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18	500,000	589,490
Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%, 7/01/24	4,765,000	5,024,359
Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, Refunding, Series 1, 5.00%, 7/01/23	1,250,000	1,447,162
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding, NATL Insured, 5.00%, 7/01/19	2,500,000	2,746,425
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding, NATL Insured, 5.00%, 7/01/20	3,670,000	3,997,254
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/19	1,500,000	1,721,940
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/21	3,000,000	3,399,000
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,058,012
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,063,200
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,057,500
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,053,060
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Series 2, Sub Series 2-2, 5.00%, 1/15/21	6,675,000	7,411,720
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23	7,400,000	8,494,904
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/23	2,000,000	2,216,120
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/23	2,000,000	2,127,000
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/19	5,000,000	5,716,900

Annual Report | 21

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2013 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues, (continued)		
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/20	$11,695,000	$ 13,182,253
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/16	2,910,000	3,183,598
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/17	2,825,000	3,151,937
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/19	1,250,000	1,417,637
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 5.00%, 7/01/24	2,750,000	3,091,357
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 4.00%, 7/01/26	4,000,000	4,079,760
Non-State Supported Debt, School District Bond Financing Program, Series C, Assured Guaranty, 7.25%, 10/01/28	7,615,000	9,047,458
Non-State Supported Debt, School Districts Bond Financing Program, Series A, 5.00%, 10/01/24	7,055,000	7,976,383
Non-State Supported Debt, School Districts Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	6,425,000	7,199,983
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/18	7,495,000	8,651,179
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/19	4,000,000	4,630,640
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	14,280,000	16,041,152
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	5,000,000	5,461,700
Non-State Supported Debt, St. John's University, Series A, NATL Insured, 5.00%, 7/01/24	1,000,000	1,072,130
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/22	1,250,000	1,353,712
Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22	500,000	541,795
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL RE, FGIC Insured, 5.50%, 7/01/22	10,000,000	12,106,800
Secondarily Insured, City University, Consolidated Fifth General Resources, Refunding, Series B, BHAC Insured, 5.00%, 7/01/21	10,160,000	11,513,109
Secured Hospital, Catskill Regional Medical Center, NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 2/15/18	2,300,000	2,456,791
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL RE, FGIC Insured, 5.50%, 7/01/22	9,240,000	11,178,644
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, NATL Insured, 5.00%, 7/01/21	1,980,000	2,127,906
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, NATL Insured, 5.00%, 7/01/22	1,730,000	1,852,536
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/19	5,455,000	6,204,735
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/20	3,490,000	3,931,694
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/21	5,460,000	6,086,972

22 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2013 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues, (continued)		
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/19	$ 15,000	$ 17,624
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/20	10,000	11,750
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/21	15,000	17,624
State Supported Debt, Mental Health Services Facilities Improvement, Series E, NATL RE, FGIC Insured, 5.00%, 2/15/15	1,245,000	1,323,149
State Supported Debt, State University Educational Facilities Issue, Third General Resolution, Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/21	7,000,000	8,351,630
State Supported Debt, State University Educational Facilities Issue, Third General Resolution, Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/24	7,790,000	9,329,616
University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21	500,000	518,810
New York State Dormitory Authority State Personal Income Tax Revenue,		
Education, Series D, 5.00%, 3/15/14	1,000,000	1,021,620
Education, Series F, 5.00%, 3/15/23	50,000	52,902
Education, Series F, Pre-Refunded, 5.00%, 3/15/23	950,000	1,014,552
Refunding, Series A, 5.00%, 2/15/21	7,120,000	8,279,777
Series A, Pre-Refunded, 5.00%, 2/15/21	15,000	17,865
New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A, 5.00%, 12/15/21	1,115,000	1,296,143
New York State GO, Series E, 3.25%, 12/15/26	10,520,000	10,210,922
New York State Local Government Assistance Corp. Revenue,		
Refunding, Series E, FGIC Insured, 5.00%, 4/01/21	7,840,000	9,131,797
senior lien, Refunding, Series B-C/D, 5.00%, 4/01/20	5,000,000	5,833,450
New York State Municipal Bond Bank Agency Revenue, Series C, Sub Series C1, Assured Guaranty, 5.00%,		
2/15/20	5,705,000	6,601,313
2/15/21	5,790,000	6,596,721
2/15/22	4,615,000	5,203,136
New York State Thruway Authority General Revenue,		
Series F, AMBAC Insured, 5.00%, 1/01/22	6,535,000	6,847,373
Series I, 5.00%, 1/01/25	5,000,000	5,608,900
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Second General,		
Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21	5,000,000	5,421,950
Series B, 5.00%, 4/01/18	5,000,000	5,760,000
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/20	5,000,000	5,812,700
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,		
Series A, 5.00%, 4/01/23	5,000,000	5,652,250
Series A, NATL Insured, Pre-Refunded, 5.00%, 4/01/22	1,000,000	1,024,110
Series B, 5.00%, 4/01/21	5,000,000	5,729,200
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A, 5.00%,		
3/15/21	10,000,000	11,480,400
3/15/26	5,000,000	5,564,250

Annual Report | 23

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2013 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Urban Development Corp. Revenue,		
Corporate Purpose, sub. lien, Series A, 5.125%, 1/01/22	$ 885,000	$ 907,842
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	11,799,500
Service Contract, Refunding, Series A, Sub Series A-2, 5.00%, 1/01/22	7,650,000	8,668,674
Service Contract, Refunding, Series C, 5.00%, 1/01/22	7,410,000	8,265,262
State Personal Income Tax, Economic Development and Housing, Series A, Sub Series A-1, 5.00%, 12/15/22	1,500,000	1,731,570
State Personal Income Tax, Economic Development and Housing, Series A, Sub Series A-1, 5.00%, 12/15/23	2,500,000	2,869,925
State Personal Income Tax, Empire State Economic Development and Housing, Series C-1, Pre-Refunded, 4.125%, 12/15/16	1,490,000	1,501,771
State Personal Income Tax, Empire State Economic Development and Housing, Series C-1, Pre-Refunded, 4.25%, 12/15/17	1,955,000	1,970,933
State Personal Income Tax, State Facilities and Equipment, Series B, AGMC Insured, Pre-Refunded, 5.00%, 3/15/21	1,000,000	1,069,460
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%, 10/01/19	12,300,000	13,328,280
Niagara Falls Public Water Authority Water and Sewer System Revenue, Series A, Build America Mutual Assurance, 5.00%, 7/15/29	7,060,000	7,462,420
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A, 5.00%, 10/01/16	12,000,000	13,318,560
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project, Refunding, 5.00%, 7/01/28	12,000,000	12,152,880
Suffolk County GO, Refunding,		
Series A, 5.00%, 4/01/19	3,435,000	3,884,607
Series A, 5.00%, 4/01/20	2,240,000	2,503,872
Series B, AGMC Insured, 5.25%, 5/01/15	100,000	106,995
Syracuse GO, Public Improvement, Refunding, Series B, Assured Guaranty, 4.00%,		
4/15/16	1,440,000	1,550,045
4/15/18	1,050,000	1,149,645
Tobacco Settlement FICO Revenue, Asset-Backed,		
Series A-1C, 5.50%, 6/01/19	2,405,000	2,413,778
Series A-1C, AMBAC Insured, 5.25%, 6/01/21	4,200,000	4,213,986
Series B-1C, 5.50%, 6/01/21	1,000,000	1,003,530
Triborough Bridge and Tunnel Authority Revenues,		
General, Refunding, Series A, 5.00%, 1/01/27	10,000,000	11,050,600
Refunding, Sub Series A, Build America Mutual Assurance, 5.00%, 11/15/24	10,710,000	12,246,885
Ulster County GO, Public Improvement, Refunding, 5.00%,		
11/15/24	2,600,000	2,964,026
11/15/28	2,995,000	3,276,710
Webster Central School District GO, Refunding, AGMC Insured, 5.00%, 6/15/14	500,000	516,455
Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%, 5/01/19	1,525,000	1,593,747
Yonkers GO,		
Series A, AGMC Insured, 5.00%, 10/01/24	1,000,000	1,072,800
Series E, NATL Insured, 5.00%, 12/01/14	750,000	787,493
		859,310,120

24 | Annual Report

See Abbreviations on page 37.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin New York Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2013

	Franklin New York Intermediate-Term Tax-Free Income Fund
Assets:	
Investments in securities:	
Cost	$869,600,029
Value	$907,581,729
Cash	12,411,633
Receivables:	
Capital shares sold	1,061,840
Interest	12,805,605
Other assets	149
Total assets	933,860,956
Liabilities:	
Payables:	
Capital shares redeemed	2,942,825
Management fees	369,299
Distribution fees	270,149
Transfer agent fees	134,799
Distributions to shareholders	310,961
Accrued expenses and other liabilities	84,307
Total liabilities	4,112,340
Net assets, at value	$929,748,616
Net assets consist of:	
Paid-in capital	$902,236,320
Undistributed net investment income	532,897
Net unrealized appreciation (depreciation)	37,981,700
Accumulated net realized gain (loss)	(11,002,301)
Net assets, at value	$929,748,616
Class A:	
Net assets, at value	$599,751,954
Shares outstanding	52,581,495
Net asset value per share[a]	$11.41
Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.67
Class C:	
Net assets, at value	$151,209,130
Shares outstanding	13,218,800
Net asset value and maximum offering price per share[a]	$11.44
Advisor Class:	
Net assets, at value	$178,787,532
Shares outstanding	15,639,281
Net asset value and maximum offering price per share	$11.43

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Intermediate-Term Tax-Free Income Fund (Fund). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate

Annual Report | 29

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

30 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Annual Report | 31

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily month-end net assets of the Fund as follows:

32 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Annual Report | 33

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended September 30, 2013, the Fund paid transfer agent fees of $501,837, of which $139,219 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2013, capital loss carryforwards were as follows:

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

4. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2013, aggregated $132,440,785 and $94,717,819, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended September 30, 2013, the Fund did not use the Global Credit Facility.

Annual Report | 35

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

36 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 37

Franklin New York Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Intermediate-Term Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Intermediate-Term Tax-Free Income Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 14, 2013

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Franklin New York Tax-Free Trust

Tax Information (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2013. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2014, shareholders will be notified of amounts for use in preparing their 2013 income tax returns.

Annual Report | 39

Franklin New York Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

40 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	152	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 41

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Annual Report | 43

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Franklin New York Tax-Free Trust

Shareholder Information

Franklin New York Intermediate-Term Tax-Free Income Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 45

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,693 for the fiscal year ended September 30, 2013 and $33,748 for the fiscal year ended September 30, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended September 30, 2013 and $29,600 for the fiscal year ended September 30, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2013 and $307 for the fiscal year ended September 30, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended September 30, 2013 and $152,143 for the fiscal year ended September 30, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

  (iv) establishment by the audit committee, if deemednecessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,124 for the fiscal year ended September 30, 2013 and $182,050 for the fiscal year ended September 30, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. **N/A**

Item 6. Schedule of Investments. **N/A**

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. **N/A**

Item 8. Portfolio Managers of Closed-End Management Investment Companies. **N/A**

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. **N/A**

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer